ANNUAL REPORT
                                 June 30, 1999

                            (Eastcliff Funds Logo)

                             Eastcliff Growth Fund

                          Eastcliff Total Return Fund

                            Eastcliff Regional Small
                           Capitalization Value Fund

                              Eastcliff Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

                              Eastcliff Growth Fund

                                                                 August 11, 1999
Dear Shareholder:

  The Eastcliff Growth Fund's investment objective is to produce long-term growth of capital. It does so by holding a portfolio of equities that have the prospect for strong future earnings growth and are attractively priced relative to other investment opportunities. This philosophy includes large and medium market capitalization companies.

  The second quarter of 1999 ended with record price levels in most of the stock market averages. Unlike the first quarter, underperforming cyclical stocks and small company equities performed best with gains of 20% and 15%, respectively. Stock market enthusiasm continued unabated even as long-term U.S. Treasury bond prices fell, pushing up interest rates from 5.5% to 6.1%. For the first time in over three years, the breadth of the stock market improved with sectors such as cyclicals, basic materials and energy issues strongly outperforming the "megacap" growth stocks. Based on improving world economies and expected lower risk premiums, market breadth should continue to improve.

  We continue to believe, as we discussed in the 1998 year-end summary, that the Internet will have an important impact on everyone's life and business. At the end of 1998, stock valuations seemed excessive and we had only minor exposure to these companies. When the stocks corrected in the second quarter, we took the opportunity to add Dell Computer and America Online to the Fund's holdings. The investment process at Winslow Capital focuses on identifying strong future earnings growth companies and being sensitive to what we pay for that future earnings growth stream. Other recent purchases in the Fund include Provident Financial, General Electric and Dollar General. On "bottom up" fundamental analysis we have concluded that these companies meet our criteria of sustaining future earnings growth in excess of 13% and are attractively priced relative to other investment opportunities.

  The best performing sectors in the Eastcliff Growth Fund for the first half of 1999 were Technology and Capital Goods. The Fund's holdings in both sectors advanced nearly 20% on average during the first two quarters. The strongest performing technology stock was Tellabs, Inc. It gained over 95% for the six months ending June 30, 1999. The best performing holding in the Capital Goods sector was Tyco International, with price appreciation in excess of 25% over the same time period. Due to high valuations, we remain underweighted in the "megacap" growth sector.

  As of August 10, 1999, your Board of Directors declared a distribution of $0.00394 per share from net short-term gains and $2.01761 per share from net long-term capital gains, payable August 11, 1999, to shareholders of record on August 9, 1999.

  We appreciate all of your support and interest in the Fund and look forward to providing each of our shareholders with favorable investment returns over the long term.

                                        Respectfully submitted,

                                        /s/Clark J. Winslow

                                        Clark J. Winslow
                                        Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                             Eastcliff Growth Fund

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                 June 30, 1999

  For the three months ending June 30, 1999, the market was led higher by a group of stocks different from the first quarter. While the largest market capitalization Growth companies and Internet issues dominated the first quarter of 1999, the most recent period saw value stocks and smaller market capitalization companies perform strongly. This can be seen in the excellent performance of the Russell 2000 Index and the S&P 500 Small Cap Index versus the Large cap oriented indices. The Fund outperformed the Russell 1000 Growth Index for the quarter ending June 30, 1999, however, for the year ending June 30, 1999, the Fund underperformed due to underweighting in the largest cap stocks which were the best performers.

  Some technology stocks which the Fund owned went down during the quarter ending March 31, 1999 due to fears about Y2K problems. For the most recent three months, the Technology and Capital Goods sectors were the best performing industries in the Eastcliff Growth Fund. The Fund maintained its overweighted position in software companies during the second quarter and it proved to be additive to performance. The fear of reduced government payments for hospital services continued to overhang the entire Healthcare sector. For the quarter and on a year to date basis, healthcare services continue to perform poorly, but the underweighted exposure and positive stock selection in the Eastcliff Growth Fund have allowed the Fund to outperform the sector. We believe that the stocks in the portfolio represent the best combination of sustainable earnings growth and attractive valuation.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EASTCLIFF GROWTH FUND, RUSSELL 1000 GROWTH INDEX AND STANDARD & POOR'S 500 STOCK INDEX

AVERAGE ANNUAL TOTAL RETURN
1-Year                                       +8.0%
Since inception 7/1/95                      +19.1%

date      Eastcliff Growth Fund Russell 1000 Growth Index<F3>**Standard & Poor's
                                                            500 Stock Index*<F2>
    7/1/95***<F1>       10,000              10,000              10,000
   9/30/95              10,990              10,980              10,799
  12/31/95              10,860              11,480              11,440
   3/31/96              11,680              12,096              12,064
   6/30/96              12,560              12,865              12,612
   9/30/96              13,080              13,329              13,000
  12/31/96              12,690              14,134              14,100
   3/31/97              11,530              14,210              14,469
   6/30/97              13,920              14,287              16,994
   9/30/97              15,280              15,361              18,287
  12/31/97              15,532              15,594              18,807
   3/31/98              17,943              17,957              21,432
   6/30/98              18,632              18,772              22,144
   9/30/98              15,468              17,056              19,960
  12/31/98              20,072              21,629              24,214
   3/31/99              19,104              23,005              25,420
   6/30/99              20,123              23,891              27,212

***<F1> inception date
 *<F2> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

 **<F3> The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

                             Eastcliff Growth Fund

                            STATEMENT OF NET ASSETS

                                 June 30, 1999

SHARES OR                                                          Quoted
PRINCIPAL                                                          Market
 AMOUNT                                                Cost        Value
--------                                             -------      -------
LONG-TERM INVESTMENTS -- 97.6% (A)<F5>
COMMON STOCKS -- 97.6% (A)<F5>
CAPITAL GOODS SECTOR -- 10.4%
-----------------------------
            ELECTRICAL EQUIPMENT -- 1.1%
     4,200  General Electric Co.                  $  457,790    $  474,600
            MANUFACTURER-DIVERSE -- 5.0%
    22,900  Tyco International Ltd.                  841,889     2,169,775
            WASTE MANAGEMENT -- 4.3%
    34,900  Waste Management, Inc.                   921,399     1,875,875
COMMUNICATION SERVICES SECTOR -- 6.1%
-------------------------------------
            TELECOMMUNICATION-LONG
              DISTANCE -- 6.1%
    13,700  AT&T Corp.                               832,870       764,631
    17,600  MCI WorldCom Inc.*<F4>                   806,843     1,514,700
     1,900  Vodafone AirTouch PLC SP
              ADR*<F4>(Formerly AirTouch
              Communications, Inc.)                  338,158       374,300
                                                  ----------    ----------
                                                   1,977,871     2,653,631
CONSUMER CYCLICALS SECTOR -- 15.3%
----------------------------------
            LODGING-HOTELS -- 2.9%
    25,600  Carnival Corp.                           708,104     1,241,600
            RETAIL-BUILDING SUPPLIES -- 4.1%
    27,500  The Home Depot, Inc.                     370,058     1,772,031
            RETAIL-DISCOUNTERS -- 1.6%
    24,625  Dollar General Corp.                     700,515       714,125
            RETAIL-GENERAL MERCHANTS -- 2.0%
    17,800  Wal-Mart Stores, Inc.                    533,709       858,850
            RETAIL-SPECIALTY -- 3.1%
    60,600  Office Depot, Inc.*<F4>                1,300,647     1,336,988
            TEXTILES-APPAREL -- 1.6%
     9,600  Tommy Hilfiger Corp.*<F4>                357,013       705,600
CONSUMER STAPLES SECTOR -- 12.6%
--------------------------------
            BROADCAST MEDIA -- 4.4%
    31,200  CBS Corp.*<F4>                           884,517     1,355,250
     7,985  Clear Channel
              Communications, Inc.*<F4>              430,512       550,466
                                                  ----------    ----------
                                                   1,315,029     1,905,716
            DISTRIBUTION-FOOD & HEALTH -- 2.3%
    15,300  Cardinal Health, Inc.                    943,709       981,113
            RESTAURANTS -- 3.2%
    19,425  Papa John's
              International, Inc.*<F4>               340,844       868,054
    13,800  Starbucks Corp.*<F4>                     222,993       518,363
                                                  ----------    ----------
                                                     563,837     1,386,417
            RETAIL-DRUG STORES -- 2.7%
    22,800  CVS Corp.                              1,120,527     1,157,100
FINANCIALS SECTOR -- 12.9%
--------------------------
            BANKS-MAJOR REGIONAL -- 3.3%
    33,400  Wells Fargo Co.                        1,193,197     1,427,850
            BANKS-MONEY CENTER -- 1.7%
    10,090  Bank of America Corp.                    458,095       739,723
              (Formerly BankAmerica Corp.)
            CONSUMER FINANCE -- 4.0%
    33,375  MBNA Corp.                               221,940     1,022,109
     7,800  Providian Financial Corp.                879,635       729,300
                                                  ----------    ----------
                                                   1,101,575     1,751,409
            FINANCIAL-DIVERSE -- 3.9%
    24,800  Fannie Mae                             1,557,304     1,695,700
HEALTHCARE SECTOR -- 5.9%
-------------------------
            DIVERSE -- 2.2%
    13,500  Warner-Lambert Co.                       900,772       936,563
            DRUGS MAJOR -- 1.1%
     4,500  Pfizer Inc.                               99,158       493,875
            SPECIALIZED SERVICES -- 2.6%
    26,700  Quintiles Transnational,
              Corp.*<F4>                           1,150,369     1,121,400
TECHNOLOGY SECTOR -- 32.0%
--------------------------
            COMMUNICATION-EQUIPMENT -- 6.4%
    25,900  ADC Telecommunications,
              Inc.*<F4>                              649,282     1,180,069
    23,800  Tellabs, Inc.*<F4>                       392,453     1,607,987
                                                  ----------    ----------
                                                   1,041,735     2,788,056
            COMPUTER HARDWARE -- 1.3%
    14,700  Dell Computer Corp.*<F4>                 532,001       543,900
            COMPUTER SOFTWARE/SERVICES -- 17.3%
     4,700  America Online Inc.*<F4>                 524,154       519,350
    32,700  BMC Software, Inc.*<F4>                1,308,122     1,765,800
    46,900  Compuware Corp.*<F4>                   1,164,455     1,492,006
     9,400  Microsoft Corp.*<F4>                      98,345       847,762
     8,300  Oracle Corp.*<F4>                        298,640       308,138
    39,200  Sterling Commerce, Inc.*<F4>             885,086     1,430,800
    20,800  Synopsys, Inc.*<F4>                      963,400     1,147,900
                                                  ----------    ----------
                                                   5,242,202     7,511,756
            COMPUTERS-NETWORKING -- 2.4%
    15,950  Cisco Systems Inc.*<F4>                   92,377     1,025,784
            ELECTRONICS-SEMICONDUCTORS -- 2.2%
    16,000  Intel Corp.                              954,854       952,000
            SERVICES-DATA PROCESSING -- 2.4%
    33,900  Fiserv, Inc.*<F4>                        815,441     1,061,494
TRANSPORTATION SECTOR -- 2.4%
-----------------------------
            RAILROADS -- 2.4%
    16,300  Kansas City Southern
              Industries, Inc.                       767,814     1,040,144
                                                 -----------   -----------
                Total common stocks               28,018,991    42,323,075
                                                 -----------   -----------
                Total long-term
                  investments                     28,018,991    42,323,075

SHORT-TERM INVESTMENTS -- 1.9% (A)<F5>
            VARIABLE RATE DEMAND NOTE
  $814,022  Firstar Bank U.S.A., N.A.                814,022       814,022
                                                 -----------   -----------
                Total short-term
                  investments                        814,022       814,022
                                                 -----------   -----------
                Total investments                $28,833,013   $43,137,097
                                                 -----------
                                                 -----------


            Cash and receivables, less
              liabilities 0.5% (A)<F5>                             236,759
                                                               -----------
                Net Assets                                     $43,373,856
                                                               -----------
                                                               -----------

                Net Asset Value Per Share
                  ($0.01 par value 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($43,373,856 / 2,780,733
                  shares outstanding)                            $   15.60
                                                                ----------
                                                                ----------

 *<F4>  Non-income producing security.
(a)<F5>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                             Eastcliff Growth Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1999

INCOME:
    Dividends                                                  $   170,392
    Interest                                                        94,625
                                                               -----------
        Total income                                               265,017
                                                               -----------
EXPENSES:
    Management fees                                                471,074
    Administrative services                                         70,745
    Transfer agent fees                                             17,378
    Professional fees                                               16,622
    Custodian fees                                                  14,463
    Amortization of organizational expenses                          6,301
    Printing and postage expense                                     2,410
    Registration fees                                                2,362
    Board of Directors fees                                          1,000
    Other expenses                                                   1,555
                                                               -----------
        Total expenses                                             603,910
                                                               -----------
NET INVESTMENT LOSS                                               (338,893)
                                                               -----------

NET REALIZED GAIN ON INVESTMENTS                                 6,333,970
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS          (3,348,005)
                                                               -----------
NET GAIN ON INVESTMENTS                                          2,985,965
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $2,647,072
                                                               -----------
                                                               -----------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 1999 and June 30, 1998

                                                      1999           1998
                                                   ----------     ----------
OPERATIONS:
     Net investment loss                        $  (338,893)    $  (448,758)
     Net realized gain on investments             6,333,970      13,570,020
     Net (decrease) increase in
       unrealized appreciation
       on investments                            (3,348,005)      1,782,157
                                                ------------    ------------
       Net increase in net assets
         resulting from operations                2,647,072      14,903,419
                                                ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net
       realized gains
       ($3.2244 and $0.63 per share,
       respectively)                            (10,153,275)     (2,019,090)
                                                ------------    ------------
       Total distributions                      (10,153,275)*<F6>(2,019,090)
FUND SHARE ACTIVITIES:
     Proceeds from shares issued
       (119,876 and 327,564 shares,
       respectively)                              1,729,497       5,032,445
     Net asset value of shares
       issued in distribution
       (704,428 and 140,578 shares,
       respectively)                              9,744,911       2,018,697
     Cost of shares redeemed
       (1,214,807 and 628,274 shares,
       respectively)                            (17,188,048)     (9,730,677)
                                                ------------    ------------
       Net decrease in net assets
         derived from Fund share activities      (5,713,640)     (2,679,535)
                                                ------------    ------------
       TOTAL (DECREASE) INCREASE                (13,219,843)     10,204,794
NET ASSETS AT THE BEGINNING OF THE YEAR          56,593,699      46,388,905
                                                ------------    ------------
NET ASSETS AT THE END OF THE YEAR               $43,373,856     $56,593,699
                                                ------------    ------------
                                                ------------    ------------

*<F6>See Note 8.

The accompanying notes to financial statements are an integral part of these statements.

                             Eastcliff Growth Fund
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                   For the
                                             For the             Period from
                                        Years Ended June 30,   July 1, 1995*<F7>
                                     ------------------------- to June 30, 1996
                                      1999      1998      1997 -----------------
                                      ----      ----      ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period                $17.85    $13.92    $12.56      $10.00
Income from investment
  operations:
Net investment loss (a)<F8>           (0.18)    (0.15)    (0.14)      (0.08)
Net realized and unrealized
  gains on investments                 1.15      4.71      1.50        2.64
                                     -------   -------   -------     -------

Total from investment operations       0.97      4.56      1.36        2.56
Less distributions:
Dividend from net
  investment income                     --        --        --          --
Distributions from
  net realized gains                  (3.22)    (0.63)      --          --
                                     -------   -------   -------     -------

Total from distributions              (3.22)    (0.63)      --          --
                                     -------   -------   -------     -------

Net asset value, end of period       $15.60    $17.85    $13.92      $12.56
                                     -------   -------   -------     -------
                                     -------   -------   -------     -------


TOTAL INVESTMENT RETURN                8.0%     33.9%     10.8%       25.6%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's $)                       43,374    56,594    46,389      46,193
Ratio of expenses
  (after reimbursement)
  to average net assets (b)<F9>        1.3%      1.3%      1.3%        1.3%
Ratio of net investment
  loss to average net
  assets (c)<F10>                     (0.7%)    (0.9%)    (1.0%)      (0.8%)
Portfolio turnover rate               86.3%     93.3%     54.3%       40.3%

 *<F7>   Commencement of operations.

(a)<F8> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(b)<F9> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1997 and 1996, 1.3% and 1.4%, respectively.

(c)<F10> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1997 and 1996, (1.0%) and (0.9%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.

                                Eastcliff Total
                                  Return Fund

                                                                 August 11, 1999
Dear Shareholder:

  The Eastcliff Total Return Fund performed well over the fiscal year ending June 30, 1999. The Fund gained 21.7% compared to the S&P 500 Index which was up 22.8% for the same period. Equities (ex cash and fixed income holdings) were up 30.42% for this same period. The average annual compounded rate of return of the Fund for the five and ten years ending June 30th was 23.9% and 15.9%, respectively.

  The stock market continues to flourish in the high-growth, low-interest-rate U.S. economic environment. The market remains fairly narrowly focused despite the rotation into some cyclical and small capitalization names. As of June 30, 1999, about 40% of companies in the S&P 500 outperformed the S&P 500 Index.

  Technology and investor enthusiasm for stocks allied with the Internet continues to fuel the market. Technology has changed the way companies do business, increasing productivity and helping them gain a competitive edge.

  The best performing individual holdings over the past twelve months were:
Nokia Corp., ADR, IBM and Cisco Systems. New stocks added include: Citigroup Inc., Costco Companies, MediaOne Group Inc., Tellabs Inc., Time Warner Inc. and WalMart Stores, Inc.

  The asset allocation as of June 30, 1999, was 91% equities, 2% fixed income and 7% temporary cash reserves. I believe we will continue to experience market volatility given a heightened level of concern about the Federal Reserve raising interest rates. We will continue to search for the most dynamic, high quality companies.

  As of August 10, 1999, your Board of Directors declared a dividend of $0.02364 per share from net investment income and a distribution of $2.5009 per share from net long-term capital gains, payable August 11, 1999, to shareholders of record on August 9, 1999.

  In closing, I would like to thank you for investing in the Eastcliff Total Return Fund.

                                    Sincerely,
                                    /s/Patrice J. Neverett

                                    Patrice J. Neverett
                                    Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                          Eastcliff Total Return Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 1999

  The stock market has been pushed to new heights over the past year as a result of low interest rates, minimal inflation, and steady corporate earnings. The gross domestic product, perhaps the best indication of U.S. economic strength, should grow at 3.5% to 3.75% this year. This compares to earlier projections of 2.5% to 3.0%. Unemployment should be in the 4.0% to 4.25% range.

  Trends which have enhanced overall economic growth include tremendous advances in technology and a record level of mergers and acquisitions. This consolidation enables industries to improve profitability and, in turn, drives stock prices higher.

  The objective of the Eastcliff Total Return Fund is to realize a combination of capital appreciation and income resulting in the highest total return, while assuming reasonable risks. In seeking to attain the Total Return Fund's objective, no minimum or maximum percentage of the Fund's assets is required to be invested in a specific asset class. At times, the Fund may be 100% invested in common stocks. During the fiscal year ended June 30, 1999, we maintained an asset allocation approximating 85% common equities and 15% fixed income.

  Over the past year, the fund maintained its sector emphasis in technology, communication services, healthcare, financials, and consumer staples. The fund is dedicated to high quality "marquis name" companies with superior products and excellent management. Although we remain positive about the market, going forward, we will continue to cautiously select investments based on solid company fundamentals.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
         EASTCLIFF TOTAL RETURN FUND, STANDARD & POOR'S 500 STOCK INDEX
                  AND LEHMAN INTERMEDIATE CORPORATE BOND INDEX

AVERAGE ANNUAL TOTAL RETURN
1-Year         +21.7%
5-Year         +23.9%
10-Year        +15.9%
                                                             Lehman
                      Eastcliff          Standard &       Intermediate
                        Total            Poor's 500         Corporate
    date             Return Fund      Stock Index*<F11>  Bond Index**<F12>
   ------           -------------     ----------------   ---------------
   9/30/89              10,000              10,000            10,000
   9/30/90               8,650               9,070            10,840
   9/30/91              11,133              11,918            12,347
   9/30/92              12,602              13,241            13,915
   9/30/93              14,291              14,962            15,056
   9/30/94              14,605              15,501            14,800
   6/30/94              14,605              15,501            14,800
   9/30/94              14,605              15,501            14,800
   6/30/95              15,730              18,632            16,206
   6/30/96              19,725              23,495            17,065
   6/30/97              25,268              31,648            18,447
   6/30/98              33,682              41,237            20,015
   6/30/99              40,991              50,598            20,856

 *<F11>   The Standard &Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard &Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

 **<F12> The Lehman Intermediate Corporate Bond Index includes all Intermediate publicly issued, fixed rate debt issues rated investment grade or higher, nonconvertible investment grade, dollar denominated, SEC-registered corporate debt. The Index includes Bonds with maturities of one to ten years and have outstanding par values of at least $100 million.

                          Eastcliff Total Return Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 1999

SHARES OR                                                        Quoted
PRINCIPAL                                                        Market
  AMOUNT                                                Cost     Value
---------                                              -----     ------
LONG-TERM INVESTMENTS -- 92.8% (A)<F14>
COMMON STOCKS -- 90.8% (A)<F14>
CAPITAL GOODS SECTOR -- 4.1%
----------------------------
            ELECTRICAL EQUIPMENT -- 4.1%
     9,000  General Electric Co.                $    241,832 $ 1,017,000
COMMUNICATION SERVICES SECTOR -- 6.5%
-------------------------------------
            TELECOMMUNICATIONS-LONG DISTANCE -- 6.5%
    10,000  MCI WorldCom Inc.*<F13>                  379,350     860,625
     4,000  Vodafone AirTouch PLC SP
              ADR*<F13> (Formerly AirTouch
              Communications, Inc.)                  505,480     788,000
                                                ------------ -----------
                                                     884,830   1,648,625
CONSUMER CYCLICALS SECTOR -- 6.4%
---------------------------------
            RETAIL-BUILDING SUPPLIES -- 2.6%
    10,000  The Home Depot, Inc.                     487,475     644,375
            RETAIL-GENERAL MERCHANTS -- 3.8%
     6,000  Costco Companies, Inc.*<F13>             468,625     480,375
    10,000  Wal-Mart Stores, Inc.                    458,350     482,500
                                                ------------ -----------
                                                     926,975     962,875
CONSUMER STAPLES SECTOR -- 9.2%
-------------------------------
            BEVERAGES-SOFT DRINK -- 2.5%
    10,000  The Coca-Cola Co.                        351,275     625,000
            BROADCAST MEDIA -- 1.8%
     6,000  MediaOne Group, Inc.*<F13>               453,073     446,250
            ENTERTAINMENT -- 3.2%
    11,000  Time Warner Inc.                         783,204     808,500
            HOUSEHOLD PRODUCTS -- 1.7%
     4,000  Clorox Co.                               179,620     427,250
FINANCIALS SECTOR -- 10.5%
--------------------------
            BANKS-MAJOR REGIONAL -- 1.8%
    12,000  Bank of New York
              Company, Inc.                          378,720     440,250
            BANKS-MONEY CENTER -- 2.2%
     7,375  Bank of America Corp.
              (Formerly BankAmerica
              Corp.)                                 151,094     540,680
            FINANCIAL-DIVERSE -- 2.3%
    12,000  Citigroup Inc.                           508,793     570,000
            INSURANCE-MULTILINE -- 4.2%
     9,000  American International
              Group, Inc.                            273,556   1,053,562
HEALTHCARE SECTOR -- 20.4%
--------------------------
            DIVERSE -- 9.1%
    18,500  Bristol-Myers Squibb Co.                 303,059   1,303,094
    10,000  Johnson & Johnson                        299,675     980,000
                                                ------------ -----------
                                                     602,734   2,283,094
            DRUGS MAJOR -- 11.3%
    12,000  Eli Lilly & Co.                          449,610     859,500
     5,000  Merck & Co., Inc.                        108,690     370,000
    14,500  Pfizer Inc.                              315,786   1,591,375
                                                ------------ -----------
                                                     874,086   2,820,875
TECHNOLOGY SECTOR -- 32.4%
--------------------------
            COMMUNICATION-EQUIPMENT -- 14.7%
    14,588  Lucent Technologies Inc.                 298,780     983,778
    18,000  Nokia Corp. "A"   ADR                    288,270   1,648,125
     3,600  Plantronics, Inc.*<F13>                   65,394     234,450
    12,000  Tellabs, Inc.*<F13>                      561,360     810,750
                                                ------------ -----------
                                                   1,213,804   3,677,103
            COMPUTER HARDWARE -- 5.9%
     5,000  Dell Computer Corp.*<F13>                215,312     185,000
    10,000  International Business
              Machines Corp.                         199,462   1,292,500
                                                ------------ -----------
                                                     414,774   1,477,500
            COMPUTER SOFTWARE/SERVICES -- 5.9%
    16,300  Microsoft Corp.*<F13>                    235,466   1,470,056
            COMPUTERS-NETWORKING -- 4.1%
    16,000  Cisco Systems Inc.*<F13>                 440,925   1,029,000
            ELECTRONICS-SEMICONDUCTORS -- 1.8%
     7,600  Intel Corp.                              133,423     452,200
UTILITIES SECTOR -- 1.3%
------------------------
            ELECTRIC COMPANIES -- 1.3%
     5,810  Duke Energy Corp.                        135,932     315,919
                                                ------------ -----------
                Total common stocks                9,671,591  22,710,114
ASSET BACKED SECURITIES -- 2.0% (A)<F14>
  $500,000  Discover Card Master Trust I,
              6.55%, due 02/18/03                    505,579     503,438
                                                ------------ -----------
                Total long-term
                  investments                     10,177,170  23,213,552
SHORT-TERM INVESTMENTS -- 7.7% (A)<F14>
            VARIABLE RATE DEMAND NOTES
 1,110,000  Firstar Bank U.S.A., N.A.              1,110,000   1,110,000
   812,520  Warner-Lambert Co.                       812,520     812,520
                                                ------------ -----------
            Total short-term
              investments                          1,922,520   1,922,520
                                                ------------ -----------
            Total investments                    $12,099,690  25,136,072
                                                ------------
                                                ------------

            Liabilities, less cash and
              receivables (0.5%) (a)<F14>                       (134,486)
                                                             -----------
            Net Assets                                       $25,001,586
                                                             -----------
                                                             -----------

            Net Asset Value Per Share
              ($0.01 par value 300,000,000
              shares authorized), offering
              and redemption price
              ($25,001,586 / 1,070,451
              shares outstanding)                           $      23.36
                                                             -----------
                                                             -----------
*<F13> Non-income producing security.

(a)<F14>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                          Eastcliff Total Return Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1999

INCOME:
     Dividends                                                $  141,985
     Interest                                                    293,041
                                                              ----------
          Total income                                           435,026
                                                              ----------
EXPENSES:
     Management fees                                             251,628
     Administrative services                                      49,530
     Professional fees                                            16,961
     Transfer agent fees                                          15,966
     Custodian fees                                                5,933
     Registration fees                                             4,731
     Printing and postage expense                                  2,819
     Board of Directors fees                                       1,000
     Other expenses                                                3,150
                                                              ----------
          Total expenses before reimbursement                    351,718
     Less expenses assumed by adviser                            (25,397)
                                                              ----------
          Net expenses                                           326,321
                                                              ----------
NET INVESTMENT INCOME                                            108,705
                                                              ----------
NET REALIZED GAIN ON INVESTMENTS                               3,979,587
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS           901,682
                                                              ----------
NET GAIN ON INVESTMENTS                                        4,881,269
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $4,989,974
                                                              ----------
                                                              ----------

                       STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 1999 and June 30, 1998

                                                     1999             1998
                                                    ------           ------
OPERATIONS:
     Net investment income                       $   108,705      $   280,595
     Net realized gain on investments              3,979,587        1,218,630
     Net increase in unrealized
       appreciation on investments                   901,682        5,324,182
                                                 -----------      -----------
          Net increase in net assets
            resulting from operations              4,989,974        6,823,407
                                                 -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment
       income ($0.16696 and $0.2494 per share,
       respectively)                                (192,872)        (321,741)
       Distributions from net realized gains
         ($2.35253 and $0.52647 per share,
         respectively)                            (2,719,992)        (680,452)
                                                  -----------       -----------
            Total distributions                   (2,912,864)*<F15>(1,002,193)
                                                  -----------      -----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued
       (119,629 and 163,200 shares,
       respectively)                               2,609,981        2,976,105
     Net asset value of shares
       issued in distributions
       (120,051 and 40,964
       shares, respectively)                       2,587,962          697,988
     Cost of shares redeemed
       (352,993 and 303,025
       shares, respectively)
                                                  (7,727,554)      (5,667,671)
                                                 -----------      -----------
          Net decrease in net assets
            derived from Fund share
            activities                            (2,529,611)      (1,993,578)
                                                 -----------      -----------
          TOTAL (DECREASE) INCREASE                 (452,501)       3,827,636
NET ASSETS AT THE BEGINNING OF THE YEAR           25,454,087       21,626,451
                                                 -----------      -----------
NET ASSETS AT THE END OF THE YEAR
     (including undistributed net investment
     income of $24,705 and $108,880,
     respectively)                               $25,001,586      $25,454,087
                                                 -----------      -----------
                                                 -----------      -----------

*<F15>See Note 8.

  The accompanying notes to financial statements are an integral part of these statements.

                          Eastcliff Total Return Fund
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                  For the
                                                                   Period
                                                                    from
                                                                 October 1,
                                                                  1994 to
                                  Years Ended June 30,            June 30,
                            ----------------------------------
                            1999     1998      1997      1996      1995
                            ----     ----      ----      ----     ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period      $21.50    $16.86    $14.62    $11.96  $11.92
Income from investment
  operations:
Net investment
income                       0.10      0.23      0.23      0.09    0.14
     Net realized and
       unrealized gains
       on investments        4.28      5.19      3.47      2.90    0.71
                            -----     -----     -----     -----   -----
Total from investment
  operations                 4.38      5.42      3.70      2.99    0.85
Less distributions:
     Dividends from net
       investment income    (0.17)    (0.25)    (0.12)    (0.17)  (0.14)
     Distributions from
       net realized gains   (2.35)    (0.53)    (1.34)    (0.16)  (0.67)
                            -----     -----     -----     -----   -----
Total from distributions    (2.52)    (0.78)    (1.46)    (0.33)  (0.81)
                            -----     -----     -----     -----   -----

Net asset value, end
  of period                $23.36    $21.50    $16.86    $14.62  $11.96
                            -----     -----     -----     -----   -----
                            -----     -----     -----     -----   -----
TOTAL INVESTMENT
  RETURN (d)<F19>           21.7%     33.3%     28.1%     25.4%   10.4%(a)<F16>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's $)             25,002    25,454    21,626    17,799  15,806
Ratio of expenses
  (after reimbursement)
  to average net
  assets(b)<F17>             1.3%      1.3%      1.3%      1.3%    1.5%(a)<F16>
Ratio of net investment
  income to average net
  assets(c)<F18>             0.4%      1.2%      1.5%      0.7%    2.5%(a)<F16>
Portfolio turnover rate     32.9%     38.4%     58.3%     95.1%   89.4%

(a)<F16>  Annualized.

(b)<F17> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1999, 1998, 1997 and 1996 and for the period from October 1, 1994 to June 30, 1995, as follows: 1.4%, 1.4%, 1.5%, 1.6% and
2.6%(a), respectively.

(c)<F18> If the Fund had paid all of its expenses, the ratios would have been, for the years ended June 30, 1999, 1998, 1997 and 1996 and for the period from October 1, 1994 to June 30, 1995, as follows: 0.3%, 1.1%, 1.3%, 0.4% and
1.4%(a), respectively.

(d)<F19> Effective December 31, 1994, the Fund changed investment advisers from Fiduciary Management, Inc. to Resource Capital Advisers, Inc.

The accompanying notes to financial statements are an integral part of this statement.

                               Eastcliff Regional
                              Small Capitalization
                                   Value Fund

                                                                 August 11, 1999
Dear Shareholder:

  There is an adage in the stock market that says "a trend in motion tends to remain in motion." The only rub is that the statement is true until the trend reverses. In this case, the trend in motion, the outperformance from owning a select group of large capitalization stocks versus small capitalization stocks continued through the last twelve months. If one had perfectly predicted the future to us in the summer of 1998 we would have had reason to doubt them. To believe that the historical extremes in relative valuation would widen even more and continue for another nine months would have caused us to at least question that viewpoint. Since we invest exclusively in small capitalization value stocks, there would have been little we could have done to alter the situation. However, as so often happens, at the end of the first quarter of 1999 just when the wisdom of investing in small cap stocks was under its greatest challenge, the trend reversed direction with a "bang." Your portfolio of small capitalization companies provided a return of 18.1% for the second quarter of 1999 versus its benchmark Russell 2000 index portfolio return of 15.5% thereby offsetting a first quarter decline and producing a return of 6.5% and 9.3% respectively for the first half of 1999.

  At June 30, 1999 the funds assets were $53.8 million and the net asset value was $13.28.

  Important contributions to second quarter's strong results were: SPX Corp - (up 66% in 2Q99) - applying the EVA (Economic Value Analysis) Value Improvement Process to the assets of General Signal that were acquired should generate tremendous cash flow and economic value over the next several years; Polaris Industries - (up 37% in 2Q99) under the leadership of a new CEO, this manufacturer of motorized recreational and utility equipment is trying to accelerate its growth by leveraging its dominant market position; US Can Corp. - (up 51% in 2Q99) - as a leading manufacturer of aerosol cans in the U.S., the new management team is focusing on improving returns on invested capital and maximizing cash flow; and Geon - (up 42% in 2Q99) - this shareholder oriented management team has transformed Geon from a commodity oriented PVC producer into a specialty chemical growth company over the last several years.

  A comment made last year was that tending to the portfolio by investing in the best companies we could find until the pendulum "swings back" to favor our arena has generally produced excellent rewards for our patience and diligence. That comment is no less true today than it was then.

  Sincerely,

   /s/Richard W. Jensen    /s/Elizabeth M. Lilly   /s/Richard J. Rinkoff
   Richard W. Jensen       Elizabeth M. Lilly      Richard J. Rinkoff
   Portfolio Manager       Portfolio Manager       Portfolio Manager

Past performance cannot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

               Eastcliff Regional Small Capitalization Value Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 1999

  Woodland Partners is often asked for its opinion about the level of the stock market and general economic conditions. We spend only a nominal amount of time trying to determine the future direction of the economy, interest rates or the stock market. We don't know with any useful precision whether the economy will speed up or slow down, interest rates will rise or fall or whether inflation will rear its ugly head. Rather than focusing on the level of the market, our task is to concentrate every day on investing in the best companies we can find for the Fund. Longer term, we continue to believe that compounding money at a steady rate is the best strategy and that stocks will provide better returns than bonds or cash. Last year's Russian Debt crisis and the implosion of Long-term Capital Management are events that rarely can be forecast in advance with any degree of accuracy. In retrospect, at their unfolding "events" tend to be very challenging but time and thoughtful action tend to bring about a healing process. For the "short-term trader" they bring fear and abandonment. For the long-term investor they bring opportunity. The economic performance of the United States continues to outrun the dire forecasts of its demise. How long this will continue, we don't know. Our task is to focus our attention on those areas where we believe we have an edge that will benefit the Fund.

  At present we have forty-two companies represented in the portfolio. As manager of a capital appreciation fund, we believe in investing a relatively high portion of the portfolio in a limited number of companies. We continue to follow a bottom-up strategy to investing that focuses on investing in the best companies we can find with strong managements and that are undervalued by the market.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND AND RUSSELL 2000 INDEX

AVERAGE ANNUAL TOTAL RETURN
1-Year                                   (1.2%)
Since inception 9/16/96                 +11.4%

                                   Eastcliff Regional
                                   Small Capitalization    Russell 2000
    date                              Value Fund           Index*<F21>
   ------                          --------------------  ----------------
   9/16/96**                                10,000              10,000
   9/30/96                                   9,850              10,128
  12/31/96                                  10,908              10,655
   3/31/97                                  10,517              10,104
   6/30/97                                  12,251              11,742
   9/30/97                                  13,847              13,489
  12/31/97                                  13,209              13,030
   3/31/98                                  14,168              14,346
   6/30/98                                  13,683              13,672
   9/30/98                                  10,387              10,917
  12/31/98                                  12,698              12,698
   3/31/99                                  11,446              12,009
   6/30/99                                  13,523              13,877

 **<F20> inception date 9/16/96

 *<F21>   The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 1999

SHARES OR                                                          Quoted
PRINCIPAL                                                          Market
  AMOUNT                                            Cost           Value
---------                                          ------        ---------
LONG-TERM INVESTMENTS -- 97.8% (A)<F23>
COMMON STOCKS -- 97.8% (A)<F23>
BASIC MATERIALS SECTOR -- 15.9%
-------------------------------
            AGRICULTURAL PRODUCTS -- 2.0%
    35,000  Corn Products
              International, Inc.               $  1,137,237  $  1,065,312
            CHEMICALS -- 1.6%
    26,900  Geon Co.                                 549,628       867,525
            CHEMICALS-SPECIALTY -- 12.3%
    68,300  Ferro Corp.                            1,604,478     1,878,250
    45,800  H.B. Fuller Co.                        2,406,084     3,131,575
   108,500  Material Sciences Corp.*<F22>          1,426,771     1,627,500
                                                ------------  ------------
                                                   5,437,333     6,637,325
CAPITAL GOODS SECTOR -- 30.1%
-----------------------------
            AEROSPACE/DEFENSE -- 3.7%
    23,300  Alliant Techsystems Inc.*<F22>         1,326,737     2,015,450
            CONTAINERS-METAL/GLASS -- 3.5%
    83,800  U.S. Can Corp.*<F22>                   1,403,443     1,864,550
            ELECTRICAL EQUIPMENT -- 6.8%
    56,400  MagneTek, Inc.*<F22>                     977,807       595,725
    36,900  SPX Corp.*<F22>                        1,647,280     3,081,150
                                                ------------  ------------
                                                   2,625,087     3,676,875
            MACHINERY-DIVERSE -- 3.1%
    54,400  Terex Corp.*<F22>                      1,121,600     1,655,800
            MANUFACTURER-DIVERSE -- 11.0%
    66,400  Graco Inc.                             1,462,713     1,950,500
    33,700  Premark International, Inc.              868,860     1,263,750
    27,800  Sames Corp.*<F22> (Formerly
              Binks Sames Corp.)                     986,000       552,525
   126,580  U.S. Industries, Inc.                  2,472,489     2,151,860
                                                ------------  ------------
                                                   5,790,062     5,918,635
            MANUFACTURER-SPECIAL -- 1.0%
    21,200  Donaldson Company, Inc.                  298,117       519,400
            OFFICE EQUIPMENT & SUPPLIES -- 1.0%
    15,700  National Computer
              Systems, Inc.                          161,700       529,875
CONSUMER CYCLICALS SECTOR -- 26.8%
----------------------------------
            AUTO PARTS & EQUIPMENT -- 7.4%
    45,500  Meritor Automotive, Inc.               1,101,278     1,160,250
    52,000  Standard Motor
              Products, Inc.                         933,387     1,274,000
    61,000  Tower Automotive, Inc.*<F22>           1,211,156     1,551,688
                                                ------------  ------------
                                                   3,245,821     3,985,938
            CONSUMER-JEWELRY/GIFT -- 0.7%
    16,300  Enesco Group Inc.                        426,542       376,937
            FOOTWEAR -- 2.1%
   108,500  The Stride Rite Corp.                  1,349,802     1,118,906
            LEISURE TIME-PRODUCTS -- 4.1%
    50,300  Polaris Industries Inc.                1,686,048     2,188,050
            PUBLISHING-NEWSPAPER -- 2.9%
    41,200  Central Newspapers, Inc.               1,091,388     1,550,150
            RETAIL-SPECIALTY -- 1.9%
    54,600  Funco, Inc.*<F22>                        805,985     1,006,688
            SERVICES-ADVERTISING/MARKETING -- 4.0%
    71,400  AC Nielsen Corp.*<F22>                 1,364,862     2,159,850
            SERVICES-COMMERCIAL & CONSUMER -- 3.0%
    64,000  Alternative Resources
              Corp.*<F22>                            699,740       448,000
    41,000  Midas, Inc.                            1,250,212     1,163,375
                                                ------------  ------------
                                                   1,949,952     1,611,375
            TEXTILES-APPAREL -- 0.7%
    76,400  Sport-Haley, Inc.*<F22>                1,089,441       367,675
CONSUMER STAPLES SECTOR -- 8.6%
-------------------------------
            ENTERTAINMENT -- 1.9%
    72,800  LodgeNet Entertainment
              Corp.*<F22>                            797,411     1,014,650
            FOODS -- 4.3%
   103,300  International Multifoods
              Corp.                                2,275,132     2,330,706
            RESTAURANTS -- 1.2%
    39,000  VICORP Restaurants, Inc.*<F22>           561,561       677,625
            SPECIALTY PRINTING -- 1.2%
    43,400  Merrill Corp.                            517,250       629,300
ENERGY SECTOR -- 0.7%
---------------------
            OIL-EXPLORATION & PRODUCTS -- 0.7%
    18,500  Basin Exploration, Inc.*<F22>            333,990       371,156
FINANCIALS SECTOR -- 8.4%
-------------------------
            BANKS-MAJOR REGIONAL -- 4.3%
    23,800  Community First
              Bankshares, Inc.                       288,700       568,225
    62,000  TCF Financial Corp.                    1,407,150     1,728,250
                                                ------------  ------------
                                                   1,695,850     2,296,475
            INSURANCE-LIFE/HEALTH -- 0.7%
    67,900  RTW, Inc.*<F22>                          564,385       398,913
            INSURANCE-PROPERTY -- 3.4%
    67,900  Horace Mann Educators
              Corp.                                1,564,759     1,846,031
HEALTHCARE SECTOR -- 5.4%
-------------------------
            MEDICAL PRODUCTS & SUPPLIES -- 5.4%
    86,300  Empi, Inc.*<F22>                       1,644,691     2,103,562
    98,300  Rehabilicare Inc.*<F22>                  321,212       325,619
    46,900  Rochester Medical Corp.*<F22>            745,026       469,000
                                                ------------  ------------
                                                   2,710,929     2,898,181
TECHNOLOGY SECTOR -- 1.9%
-------------------------
            ELECTRONICS-INSTRUMENTS -- 0.9%
    59,100  Bolder Technologies Corp.*<F22>          752,113       517,125
            ELECTRONICS-SEMICONDUCTORS -- 1.0%
    61,500  Aetrium Inc.*<F22>                     1,003,800       561,188
                                                ------------  ------------
            Total common stocks                   45,637,965    52,657,666
                                                ------------  ------------
            Total long-term
              investments                         45,637,965    52,657,666
SHORT-TERM INVESTMENTS -- 2.0% (A)<F23>
            VARIABLE RATE DEMAND NOTE
$1,061,963  Firstar Bank U.S.A., N.A.              1,061,963     1,061,963
                                                ------------  ------------
            Total short-term
              investments                          1,061,963     1,061,963
                                                ------------  ------------
            Total investments                    $46,699,928    53,719,629
                                                ------------
                                                ------------

            Cash and receivables, less
              liabilities 0.2%  (A)<F23>                            90,841
                                                              ------------
            Net Assets                                         $53,810,470
                                                              ------------
                                                              ------------

            Net Asset Value Per Share
              ($0.01 par value 300,000,000
              shares authorized), offering
              and redemption price
              ($53,810,470 / 4,051,780
              shares outstanding)                             $      13.28
                                                              ------------
                                                              ------------


    *<F22>  Non-income producing security.
  (a)<F23>  Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1999

INCOME:
    Dividends                                                  $   468,361
    Interest                                                        59,151
                                                              ------------
     Total income                                                  527,512
                                                              ------------
EXPENSES:
     Management fees                                               499,522
     Administrative services                                        72,409
     Transfer agent fees                                            17,598
     Custodian fees                                                 15,080
     Professional fees                                              15,010
     Printing and postage expense                                    9,056
     Amortization of organizational expenses                         4,974
     Registration fees                                               4,657
     Board of Director fees                                          1,000
     Other expenses                                                  6,375
                                                              ------------
          Total expenses                                           645,681
                                                              ------------
NET INVESTMENT LOSS                                               (118,169)
                                                              ------------
NET REALIZED LOSS ON INVESTMENTS                                  (875,261)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS          (1,017,084)
                                                              ------------
NET LOSS ON INVESTMENTS                                         (1,892,345)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $(2,010,514)
                                                              ------------
                                                              ------------

  The accompanying notes to financial statements are an integral part of this statement.

               Eastcliff Regional Small Capitalization Value Fund
                       STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 1999 and June 30, 1998

                                                      1999           1998
                                                 -------------- -------------
OPERATIONS:
  Net investment loss                         $    (118,169)    $   (72,349)
  Net realized (loss) gain
    on investments                                 (875,261)        655,165
  Net (decrease) increase in
    unrealized appreciation
    on investments                               (1,017,084)      4,056,705
                                              --------------    ------------
       Net (decrease) increase in
         net assets resulting
         from operations                         (2,010,514)      4,639,521
                                              --------------    ------------
DISTRIBUTIONs TO SHAREHOLDERS:
  Dividend from net investment
    income ($0.00566 per share)                           --        (13,912)
  Distributions from net
    realized gains
    ($0.1144 and $0.08783
    per share, respectively)                       (522,086)       (241,045)
                                              --------------    ------------
     Total distributions                           (522,086)*<F29> (254,957)
                                              --------------    ------------

FUND SHARE ACTIVITIES:
  Proceeds from shares issued
    (819,149 and 4,074,336 shares,
    respectively)                                 9,853,719      53,855,081
  Net asset value of shares
issued in distributions
(40,053 and 19,272 shares, respectively)            499,462         246,086
  Cost of shares redeemed
    (1,389,608 and 1,901,473
    shares, respectively)                       (16,148,675)    (25,578,485)
                                             --------------    ------------
  Net (decrease) increase
       in net assets derived
       from Fund share activities                (5,795,494)     28,522,682
                                              --------------    ------------
     TOTAL (DECREASE) INCREASE                   (8,328,094)     32,907,246
NET ASSETS AT THE BEGINNING OF THE YEAR          62,138,564      29,231,318
                                              --------------    ------------
NET ASSETS AT THE END OF THE YEAR               $53,810,470     $62,138,564
                                              --------------    ------------
                                              --------------    ------------

 *<F29>See Note 8.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                         For the Years      For the Period from
                                         Ended June 30,      September 16,1996
                                       ------------------       +<F24>to
                                       1999          1998     June 30, 1997
                                       ----          ----   -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period $13.56         $12.23       $10.00
Income from investment operations:
     Net investment (loss) income     (0.03)         (0.01)        0.02
     Net realized and unrealized
       (losses) gains on investments  (0.14)          1.43         2.23
                                     -------        -------      -------
Total from investment operations      (0.17)          1.42         2.25
Less distributions:
     Dividends from net
       investment income                  --         (0.00)       (0.02)
     Distributions from
       net realized gains             (0.11)         (0.09)           --
                                     -------        -------      -------
Total from distributions              (0.11)         (0.09)       (0.02)
                                     -------        -------      -------
Net asset value, end of period       $13.28         $13.56       $12.23
                                     -------        -------      -------
                                     -------        -------      -------
TOTAL INVESTMENT RETURN               (1.2%)         11.7%        22.5%(b)<F26>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's $)                       53,810         62,139       29,231
Ratio of expenses
  (after reimbursement)
  to average net assets (c)<F27>       1.3%           1.3%         1.3%(a)<F25>
Ratio of net investment (loss)
  income to average net
  assets (d)<F28>                     (0.2%)         (0.1%)        0.3%(a)<F25>
Portfolio turnover rate               29.2%          35.5%        29.4%

  +<F24>  Commencement of operations.
 (a)<F25> Annualized.
 (b)<F26> Not annualized.
 (c)<F27> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the period September 16, 1996+ to June 30, 1997, the ratio would have been 1.6%(a).
 (d)<F28> If the Fund had paid all of its expenses for the period September 16, 1996+ to June 30, 1997, the ratio would have been (0.0)%(a).

  The accompanying notes to financial statements are an integral part of these statements.

                        Eastcliff Contrarian Value Fund

                                                                 August 11, 1999
Dear Shareholder:

  The world is clearly not as financially risky in 1999 as it was in 1998. As a consequence, the U.S. stock market finally began to broaden out to include smaller and medium size companies, cyclicals, energy, and most recently, utilities to improve the returns of value investors after the long bear market of 1998 and first quarter 1999. When external global (Asia, Russia) or macro financial crises create enough fear in enough investors, they are driven to the perceived safety of large-cap quality growth without respect to price. There were few places to hide in true value stocks in 1998. "Ground zero", the psychological bottom for our mid-cap value portfolio of out-of-favor restructuring stocks was March 1999, with the kind of value we have not seen since 1973-74. A year ago we said in our letter that the current economic environment would not favor our late cycle turnaround ideas until the world's financial crises were over, but that the eventual bounce off the bottom in these undervalued companies would be large with high absolute rates of return. The Eastcliff Contrarian Value Fund was +17.0% versus +10.9% for the Russell Mid-Cap benchmark in the second quarter as the evidence continued to mount that a stronger global economy would expand investor confidence to invest outside the previously unbeatable large-capitalization growth companies. Value outperformed growth in the second quarter across the capitalization range for the first time in two years and small-cap outperformed large-cap companies. We believe this change of leadership in the recent quarter sets the stage for both small and mid-cap value investors to lead the market in performance over the next few years. We believe that not only is the bear market in value stocks over, but what we have witnessed so far in the second quarter is just the set-up for significant gains in basic industry/cyclical value stocks over the next several years.

  The six-month performance of your shares as of June 30, 1999 was +9.2% versus +10.3% for the Russell Mid-Cap Index. We appreciate your patience during this initial difficult period of our fund in 1998 and expect out disciplined research in undervalued companies to provide significant and positive absolute returns as the stock market continues to broaden in 1999 and 2000.

  As of August 10, 1999, your Board of Directors declared a dividend of $0.05814 per share from net investment income, payable August 11, 1999, to shareholders of record on August 9, 1999.

  Respectfully submitted,

  /s/Bruce D. Bottomley                         /s/Lee C. Garcia
   Bruce D. Bottomley                           Lee C. Garcia
   Portfolio Manager                            Portfolio Manager

Past performance connot guarantee future results. Prices will fluctuate and redemption value may be more or less than original investment. This Fund is not insured by the FDIC and is not a deposit or other obligation of or guaranteed by Resource Trust Company or any of its affiliates.

                        Eastcliff Contrarian Value Fund
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                 June 30, 1999

  The Fund invests in unloved, undervalued and underperforming companies where there is an unrecognized "jewel" or growth business masked by underachieving low return businesses. Our typical company sells at a large discount to asset value and future earning power and we try to buy these companies at six to seven times cash flow in a stock market selling at 16x cash flow. These companies only appreciate in value when highly incentivized management restructures the business through asset sales, spin-offs, debt paydown, strategic acquisitions and share buybacks, leading to higher profitability.

  Approximately 35% of our portfolio companies are in basic industries, manufacturing, and energy. Those companies, along with most smaller and medium-cap companies underperformed the broad market for the four quarters of 1998 and the first quarter of 1999 in spite of significant internal restructuring progress. April, 1999 was the turnaround month for what had been the pariah of the stock market. One half of the Fund's portfolio (17 stocks) was up 10% or more during the quarter, with several of our energy, chemical and steel stocks up +50% off the March bottom. Eastcliff's restructuring value portfolio should continue to benefit from numerous significant corporate events in the second half of 1999. The resumption of revenue growth with dramatic earnings leverage from two years of cost cutting and streamlining of manufacturing processes will attract new investor attention. Our portfolio remains severely undervalued in the context of the S&P 500 and has less risk with the dissipation of the global over-capacity and deflationary issues.

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN EASTCLIFF CONTRARIAN
                  VALUE FUND AND RUSSELL MIDCAP INDEX

AVERAGE ANNUAL TOTAL RETURN
1-Year                       (5.3%)
Since inception 12/30/97     (0.9%)

    date           Eastcliff Contrarian Value Fund    Russell Midcap Index*<F31>
  --------         -------------------------------    --------------------------
  12/30/97**                      10,000                        10,000
  12/31/97                        10,030                        10,026
   3/31/98                        10,780                        11,110
   6/30/98                        10,410                        10,942
   9/30/98                         8,611                         9,320
  12/31/98                         9,121                        11,039
   3/31/99                         8,465                        10,987
   6/30/99                         9,860                        12,180

**<F30> inception date 12/30/97

*<F31>The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index as ranked by total market capitalization. This index is widely regarded to accurately capture the medium-sized universe of securities and represents approximately 34% of the Russell 1000 market capitalization. The Russell Midcap Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company.

                        Eastcliff Contrarian Value Fund
                            STATEMENT OF NET ASSETS
                                 June 30, 1999

SHARES OR                                                        Quoted
PRINCIPAL                                                        Market
  AMOUNT                                             Cost        Value
---------                                            ----        ------
LONG-TERM INVESTMENTS -- 98.1% (A)<F33>
COMMON STOCKS -- 98.1% (A)<F33>
BASIC MATERIALS SECTOR -- 27.1%
-------------------------------
            ALUMINUM -- 3.7%
     8,800  Reynolds Metals Co.                 $ 517,362     $ 519,200
            CHEMICALS-DIVERSE -- 4.7%
    23,300  Engelhard Corp.                       462,387       527,162
    32,500  Terra Industries, Inc.                366,521       130,000
                                              -----------   -----------
                                                  828,908       657,162
            CHEMICALS-SPECIALTY -- 8.0%
    31,300  W.R. Grace & Co.*<F32>                436,649       575,137
    13,500    Hercules Inc.                       527,813       530,719
                                              -----------   -----------
                                                  964,462     1,105,856
            IRON & STEEL -- 10.7%
    23,200  AK Steel Holding
              Corp.                               409,584       522,000
    25,400  Allegheny Teledyne Inc.               573,597       574,675
    57,200  Armco, Inc.*<F32>                     275,371       378,950
                                              -----------   -----------
                                                1,258,552     1,475,625
CAPITAL GOODS SECTOR -- 12.5%
-----------------------------
            CONTAINERS-METAL/GLASS -- 5.3%
     8,700  Ball Corp.                            294,148       367,575
    12,800  Crown Cork & Seal
              Co., Inc.                           422,294       364,800
                                              -----------   -----------
                                                  716,442       732,375
            MANUFACTURER-DIVERSE -- 7.2%
    17,100  Tenneco, Inc.                         649,873       408,262
    34,300  U.S. Industries, Inc.                 856,199       583,100
                                              -----------   -----------
                                                1,506,072       991,362
CONSUMER CYCLICALS SECTOR -- 9.7%
---------------------------------
            HARDWARE & TOOLS -- 2.4%
    10,200  The Stanley Works                     255,386       328,312
            RETAIL-APPAREL -- 4.0%
    14,800  Footstar, Inc.*<F32>                  400,413       550,375
            RETAIL-SPECIALTY -- 3.3%
    44,000  Venator Group, Inc.*<F32>             713,644       459,250
CONSUMER STAPLES SECTOR -- 6.3%
-------------------------------
            BROADCAST MEDIA -- 1.0%
     3,200  CBS Corp.*<F32>                        87,384       139,000
            HOUSEHOLD PRODUCTS -- 2.3%
     8,300  Fort James Corp.                      244,180       314,363
            SPECIALTY PRINTING -- 3.0%
    11,100  R. R. Donnelley & Sons Co.            394,238       411,394
ENERGY SECTOR -- 15.9%
----------------------
            OIL & GAS-DRILLING & EQUIPMENT -- 2.2%
     8,200  Cooper Cameron Corp.*<F32>            200,180       303,913
            OIL & GAS-REFINING & MARKETING -- 6.6%
    25,600  PennzEnergy Co.                       545,397       427,200
    15,919  Sunoco, Inc.                          594,023       480,555
                                              -----------   -----------
                                                1,139,420       907,755
            OIL-EXPLORATION & PRODUCTS -- 7.1%
    11,773  Kerr-McGee Corp.                      634,174       590,857
     7,600  Ocean Energy, Inc.*<F32>               74,598        73,150
    28,800  Pioneer Natural
            Resources Co.                         522,027       316,800
                                              -----------   -----------
                                                1,230,799       980,807
FINANCIALS SECTOR -- 5.3%
-------------------------
            FINANCIAL-DIVERSE -- 5.3%
     3,066  Alleghany Corp.*<F32>                 520,595       567,210
     4,800  Chicago Title Corp.                   175,196       171,300
                                              -----------   -----------
                                                  695,791       738,510
TECHNOLOGY SECTOR -- 2.9%
-------------------------
            PHOTOGRAPH/IMAGING -- 2.9%
     6,000  Eastman Kodak Co.                     372,400       406,500
TRANSPORTATION SECTOR -- 1.5%
-----------------------------
            RAILROADS -- 1.5%
     3,500  Union Pacific Corp.                   150,072       204,094
UTILITIES SECTOR -- 16.9%
-------------------------
            ELECTRIC COMPANIES -- 9.5%
    35,300  Citizens Utilities Co. Cl B*<F32>     284,762       392,712
    22,000  Northeast Utilities*<F32>             300,792       389,125
    20,300  Western Resources, Inc.               773,718       540,488
                                              -----------   -----------
                                                1,359,272     1,322,325
            NATURAL GAS -- 7.4%
    13,800  Eastern Enterprises                   546,630       548,550
    23,450  UGI Corp.                             600,183       473,397
                                              -----------   -----------
                                                1,146,813     1,021,947
                                              -----------   -----------
            Total common stocks                14,181,790    13,570,125
                                              -----------   -----------
            Total long-term
              investments                      14,181,790    13,570,125
SHORT-TERM INVESTMENTS -- 1.5% (A)<F33>
            VARIABLE RATE DEMAND NOTE
  $210,377  Wisconsin Corporate
              Central Credit Union                210,377       210,377
                                              -----------   -----------
            Total short-term
              investments                         210,377       210,377
                                              -----------   -----------
            Total investments                  14,392,167    13,780,502
                                              -----------
                                              -----------
            Cash and receivables, less
              liabilities 0.4% (A)<F33>                          48,499
                                                            -----------
            Net Assets                                      $13,829,001
                                                            -----------
                                                            -----------
            Net Asset Value Per Share
              ($0.01 par value 300,000,000
              shares authorized), offering
              and redemption price
              ($13,829,001 / 1,459,648
              shares outstanding)                             $    9.47
                                                              ---------
                                                              ---------

  *<F32>Non-income producing security.
  (a)<F33>Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1999

INCOME:
     Dividends                                                 $316,859
     Interest                                                    31,610
                                                            -----------
          Total income                                          348,469
                                                            -----------
EXPENSES:
     Management fees                                            158,237
     Administrative services                                     31,647
     Professional fees                                           15,097
     Transfer agent fees                                         14,651
     Custodian fees                                              10,910
     Amortization of organizational expenses                      4,652
     Registration fees                                            3,652
     Printing and postage expense                                 1,093
     Board of Directors fees                                      1,000
     Other expenses                                               2,203
                                                            -----------
          Total expenses before reimbursement                   243,142
     Less expenses assumed by adviser                           (37,434)
                                                            -----------
          Net expenses                                          205,708
                                                            -----------
NET INVESTMENT INCOME                                           142,761
                                                            -----------
NET REALIZED LOSS ON INVESTMENTS                             (1,010,104)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS         (975,472)
                                                            -----------
NET LOSS ON INVESTMENTS                                      (1,985,576)
                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $(1,842,815)
                                                            -----------
                                                            -----------

  The accompanying notes to financial statements are an integral part of this statement.

                        Eastcliff Contrarian Value Fund
                      STATEMENTS OF CHANGES IN NET ASSETS

   For the Year Ended June 30, 1999 and For the Period from December 30, 1997
                 (commencement of operations) to June 30, 1998

                                                      1999          1998
                                                      ----          ----
OPERATIONS:
     Net investment income                        $  142,761    $   66,808
     Net realized (loss) gain on investments      (1,010,104)      225,965
     Net (decrease) increase in unrealized
       appreciation on investments                  (975,472)      363,807
                                                  -----------   ----------
          Net (decrease) increase in net
            assets resulting from operations      (1,842,815)      656,580
                                                  -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment
       income ($0.07285 per share)                  (137,368)         --
     Distributions from net realized
       gains ($0.29322 per share)                   (547,599)         --
                                                  -----------   ----------
          Total distributions                       (684,967)*<F34>   --
                                                  -----------   ----------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued
       (360,391 and 2,027,118 shares,
       respectively)                               3,450,436    20,406,328
       Net asset value of shares issued
         in distributions (58,268 shares)            524,234          --
       Cost of shares redeemed (839,208 and
         146,921 shares, respectively)            (7,187,121)   (1,493,674)
                                                  -----------   ----------
              Net (decrease) increase in net
                assets derived from Fund share
                activities                        (3,212,451)   18,912,654
                                                  -----------   ----------
              TOTAL (DECREASE) INCREASE           (5,740,233)   19,569,234
      NET ASSETS AT THE
        BEGINNING OF THE PERIOD                   19,569,234          --
                                                  -----------   ----------
      NET ASSETS AT THE END OF THE PERIOD
           (including undistributed net
           investment income of $77,482
           and $68,602, respectively)            $13,829,001   $19,569,234
                                                  -----------   ----------
                                                  -----------   ----------

*<F34> See Note 8.

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                             Year Ended   For the Period from
                                              June 30,December 30, 1997+<F35> to
                                                1999      June 30, 1998
                                            -----------  -----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $10.41         $10.00
Income from investment operations:
     Net investment income                       0.09           0.04
     Net realized and unrealized
       (losses) gains on investments            (0.66)          0.37
                                               -------        ------
Total from investment operations                (0.57)          0.41
Less distributions:
     Dividends from net investment income       (0.07)           --
     Distributions from net realized gains      (0.30)           --
                                               -------        ------
Total from distributions                        (0.37)           --
                                               -------        ------
Net asset value, end of period                 $ 9.47         $10.41
                                               -------        ------
                                               -------        ------
TOTAL INVESTMENT RETURN                         (5.3%)          4.1%(b<F37>)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)         13,829         19,569
Ratio of expenses
  (after reimbursement)
  to average net assets (c)<F38>                 1.3%           1.3%(a)<F36>
Ratio of net investment income to
  average net assets (d)<F39>                    0.9%           0.7%(a)<F36>
Portfolio turnover rate                         45.0%          13.6%

  +<F35>  Commencement of operations.
 (a)<F36> Annualized.
 (b)<F37> Not annualized.
 (c)<F38> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been for the year endedJune 30, 1999 and for the period December 30, 1997+ to June 30, 1998, 1.5% and 1.5%(a), respectively.
 (d)<F39> If the Fund had paid all of its expenses, the ratios would have been for the year endedJune 30, 1999 and for the period December 30, 1997+ to June 30, 1998, 0.7% and 0.5%(a), respectively.

  The accompanying notes to financial statements are an integral part of these statements.

                                Eastcliff Funds
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1999

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
   The following is a summary of significant accounting policies of the Eastcliff Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940. This Company consists of a series of four funds: Eastcliff Growth Fund (the "Growth Fund'), Eastcliff Total Return Fund (the "Total Return Fund"), Eastcliff Regional Small Capitalization Value Fund (the "Regional Small Cap Fund") and Eastcliff Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

   The investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Total Return Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Regional Small Cap Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies headquartered in Colorado, Illinois, Indiana, Iowa, Michigan, Minnesota, Montana, Nebraska, North and South Dakota, Ohio and Wisconsin; and the investment objective of the Contrarian Value Fund is to produce long-term capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

 (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. The cost amount of securities for Federal income tax purposes aggregates $28,888,890, $12,239,887, $46,842,188 and $14,573,152 for the Growth
Fund, Total Return Fund, Regional Small Cap Fund and Contrarian Value Fund, respectively. The difference between cost amounts for book purposes and tax purposes is due to deferred wash sale losses.

 (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

 (c) Net realized gains and losses on common stock are computed on the identified cost basis.

 (d) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Regional Small Cap Fund has $746,400 of a capital loss carryover which expires June 30, 2007. To the extent the Regional Small Cap Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover. The Contrarian Value Fund has $1,150,751 of post-October losses, which are deferred for tax purposes until the year ending June 30, 2000.

 (e) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

 (f) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

 (g) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

 (h) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

   The Funds have entered into management agreements with Resource Capital Advisers, Inc. ("RCA"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Regional Small Cap Fund and Contrarian Value Fund pay RCA a monthly fee at the annual rate of 1% of such Funds daily net assets and for the Total Return Fund, 1% on the first $30,000,000 of the daily net assets and 0.75% on the daily net assets over $30,000,000.

   In addition to the reimbursement required under the management agreements, RCA has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $25,397 and $37,434 for the year ending June 30, 1999, for the Total Return Fund and for the Contrarian Value Fund, respectively. These voluntary reimbursements may be modified or discontinued at any time by RCA.

   The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom certain directors of the Funds are affiliated, to supervise all aspects of the Funds' operations except those performed by RCA. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000.

   The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 with RCA. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 1% of the Funds' daily net assets or the actual distribution costs incurred by RCA during the year. Amounts payable under the Plans are paid monthly to RCA for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ending June 30, 1999, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --
   Net investment income and net realized gains are distributed to shareholders. The distributions were paid on August 11, 1999, to shareholders of record on August 9, 1999.
                                          TOTAL         REGIONAL      CONTRARIAN
                        GROWTH FUND    RETURN FUND   SMALL CAP FUND   VALUE FUND
                        --------------------------------------------------------
     Dividend from net
       investment income     $   --      $  24,705    $   --         $ 77,482
     $ per share                 --        0.02364        --          0.05814
     Short-term gains        10,271             --        --               --
     $ per share            0.00394             --        --               --
     Long-term capital
       gains              5,271,888      2,614,434        --               --
     $ per share            2.01761         2.5009        --               --

   Shareholders will be sent a 1999 Form 1099-DIV in January, 2000 representing their proportionate share of these distributions. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)  DEFERRED EXPENSES --
   Organizational expenses for the Growth Fund, Regional Small Cap Fund and Contrarian Value Fund were deferred and are being amortized on a straight-line basis over a period of five years beginning with the date of sales of shares to the public. These expenses were advanced by RCA who will be reimbursed by the Growth Fund, Regional Small Cap Fund and Contrarian Value Fund over a period of five years. The unamortized organizational expenses at June 30, 1999, were $6,301, $11,189 and $16,281, respectively.

(5)  INVESTMENT TRANSACTIONS --
   For the year ending June 30, 1999, purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $39,336,486 and $55,819,381, respectively; purchases and proceeds of sales of investment securities of the Total Return Fund (excluding short-term securities) were $7,904,444 and $14,651,227, respectively; purchases and proceeds of sales of investment securities of the Regional Small Cap Fund, (excluding short-term securities) were $14,377,380 and $20,462,137, respectively; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund (excluding short-term securities) were $6,849,173 and $10,402,246, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --
   As of June 30, 1999, liabilities of the Funds included the following:

                                             TOTAL       REGIONAL     CONTRARIAN
                            GROWTH FUND  RETURN FUND  SMALL CAP FUND  VALUE FUND
                        --------------------------------------------------------
     Payable to brokers
       for investments
       purchased                 $    --    $203,452     $    --        $ 9,982
     Payable to RCA for
       management fees and
       deferred expenses          41,401      15,604      53,994         22,331
     Other liabilities            26,358       5,335      19,455          2,400


(7) SOURCES OF NET ASSETS --

                                           TOTAL        REGIONAL      CONTRARIAN
                           GROWTH FUND  RETURN FUND  SMALL CAP FUND   VALUE FUND
                        --------------------------------------------------------
   As of June 30, 1999,
     the sources of net
     assets were as follows:
     Fund shares issued
       and outstanding     $23,738,396  $  9,466,262   $47,679,429  $15,694,920
     Net unrealized
       appreciation
       (depreciation)
       on investments       14,304,084    13,036,382     7,019,701     (611,665)
     Undistributed net
       realized gains
       (losses) on
       investments           5,331,376     2,474,237      (888,660)  (1,331,736)
     Undistributed net
       investment income            --        24,705           --        77,482
                           -----------  ------------  ------------  -----------
                           $43,373,856   $25,001,586   $53,810,470  $13,829,001
                           -----------  ------------  ------------  -----------
                           -----------  ------------  ------------  -----------

   Aggregate net unrealized appreciation (depreciation) as of June 30, 1999, consisted of the following:
     Aggregate gross
       unrealized
       appreciation        $14,626,489   $13,075,658  $11,057,250 $  1,567,816
     Aggregate gross
       unrealized
       depreciation           (322,405)      (39,276)  (4,037,549)  (2,179,481)
                           -----------  ------------  ------------  -----------
         Net unrealized
           appreciation
           (depreciation)  $14,304,084   $13,036,382 $  7,019,701 $   (611,665)
                           -----------  ------------  ------------  -----------
                           -----------  ------------  ------------  -----------

(8)  REQUIRED FEDERAL INCOME TAX DISCLOSURES (UNAUDITED) --
   In early 1999, shareholders received information regarding all distributions paid to them by the Funds during the fiscal year ended
 June 30, 1999. The Funds hereby designate the following amounts as long-term capital gains distributions.

                         Total       Regional     Contrarian
         Growth Fund  Return Fund Small Cap Fund  Value Fund
--------------------------------------------------------------------------------
          $7,457,611   $2,607,190       $207,885          --

   For the Growth Fund, Total Return Fund, Regional Small Cap Fund and Contrarian Value Fund, the percentage of ordinary income which is eligible for the corporate dividend received deduction for the fiscal year ended June 30, 1999, was 8.3%, 60.1%, 94.6% and 53.5%, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

(PricewaterhouseCoopers logo)

100 East Wisconsin Avenue
Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

July 30, 1999

To the Shareholders and Board of Directors of Eastcliff Funds, Inc.

  In our opinion, the accompanying statements of net assets of Eastcliff Growth Fund, Eastcliff Total Return Fund, Eastcliff Regional Small Capitalization Value Fund, and Eastcliff Contrarian Value Fund (constituting Eastcliff Funds, Inc., hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                                EASTCLIFF FUNDS
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402
                                  612-336-1444

                               INVESTMENT ADVISER
                        RESOURCE CAPITAL ADVISERS, INC.
                            900 Second Avenue South
                            300 International Centre
                          Minneapolis, Minnesota 55402

                               PORTFOLIO MANAGERS
                             EASTCLIFF GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.
                          EASTCLIFF TOTAL RETURN FUND
                      PALM BEACH INVESTMENT ADVISERS, INC.
               EASTCLIFF REGIONAL SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC
                        EASTCLIFF CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-595-5519
                                       or
                                  414-765-4124

                                   CUSTODIAN
                           FIRSTAR BANK MILWAUKEE, NA
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202